EXHIBIT 23.1

                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-52072 and No. 333-31289) of Applied Materials, Inc. of our report dated June 9, 1999 which appears on page 4 of this Form 11-K.




                                        /s/ MOHLER, NIXON & WILLIAMS
                                        MOHLER, NIXON & WILLIAMS
                                        Accountancy Corporation

Campbell, California
June 25, 1999